Cash, Cash Equivalents and Short-Term Investments	6 Months Ended
Jun. 30, 2012
Cash, Cash Equivalents and Short-Term Investments
Cash, Cash Equivalents and Short-Term Investments

6.             Cash, Cash Equivalents and Short-Term Investments

Cash, cash equivalents and short-term investments consist of the following (in thousands):

	June 30, 2012	December 31, 2011
Cash and cash equivalents
Cash	$258	$571
Money market funds	2,072	5,640
Total cash and cash equivalents	$2,330	$6,211

Short-term investments
Money market funds	$236	$236
Commercial paper	2,248	—
Corporate debt	1,951	2,621
Bank certificate of deposit	100	100
Total short-term investments	$4,535	$2,957

As of June 30, 2012 and December 31, 2011, the remaining contractual maturities of all short-term investments were less than 12 months. Due to the short-term nature of our investments, amortized cost approximates fair value for all investments.